Scudder
Limited Term Tax
Free Fund


Annual Report
October 31, 1998

Pure No-Load(TM) Funds

A fund seeking to provide as high a level of income exempt from regular federal income tax as is consistent with a high degree of principal stability.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER                    (logo)

                       Scudder Limited Term Tax Free Fund

--------------------------------------------------------------------------------
Date of Inception: 2/15/94   Total Net Assets as of      Ticker Symbol:  SCLTX
                            10/31/98: $129.2 million
--------------------------------------------------------------------------------

o As of October 31, 1998, Scudder Limited Term Tax Free Fund's 30-day net annualized SEC yield was 3.23%, equivalent to a 5.35% taxable yield for investors subject to the 39.6% maximum federal income tax rate.

o For its most recent fiscal year ended October 31, 1998, Scudder Limited Term Tax Free Fund posted a total return of 5.37%. The Fund's return surpassed the average return of its peers over the 12 months ended October 31, according to Lipper. In addition, the Fund placed in the top 20% of similar funds over the three-year period ended October 31.

o Scudder Limited Term Tax Free Fund received a four-star rating from Morningstar, reflecting an "above-average" rating for risk-adjusted performance through October 31, 1998.^1


                                Table of Contents

   3  Letter from the Fund's President   18  Financial Highlights
   4  Performance Update                 19  Notes to Financial Statements
   5  Portfolio Summary                  22  Report of Independent Accountants
   6  Portfolio Management Discussion    23  Tax Information
   9  Glossary of Investment Terms       24  Officers and Trustees
  10  Investment Portfolio               25  Investment Products and Services
  15  Financial Statements               26  Scudder Solutions


^1 For your information, these ratings are subject to change every month and are calculated from the Fund's average annual return in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below T-bill returns. The Fund received four stars for three-year performance, and was rated among 1,586 funds for the period. Of the funds rated, 10% received five stars, and 22.5% received four stars. Past performance is no guarantee of future returns.


                     2 - Scudder Limited Term Tax Free Fund

                        Letter from the Fund's President

Dear Shareholders,

     Short-term municipal bond funds such as Scudder Limited Term Tax Free Fund have afforded investors a gratifying level of principal stability over the past 12 months, during a period when events around the globe have led to greater volatility in most financial markets. We believe municipal bonds rank second only to U.S. Treasuries in the security they can provide investors. Many municipal issuers are able to raise money to pay principal and interest on the bonds they issue by levying taxes. Because of this taxing power, municipal bond performance tends to be less reliant on economic cycles compared with other asset classes. Added to municipals' characteristics of comparative stability and security is their high relative value at present compared with U.S. Treasuries:
In October 1998, yields of 5-year AAA-rated municipal bonds were at their highest level versus 5-year Treasury yields in 10 years.

     Scudder Limited Term Tax Free Fund's total return over its most recent fiscal year ended October 31, 1998, was 5.37%, outpacing the 5.16% average return of its peers as compiled by Lipper. The Fund also placed in the top 20% of similar funds over the three-year period ended October 31. Please see the Portfolio Management Discussion beginning on page 6 for additional information.

     For those of you who are interested in new Scudder products, we recently introduced the Scudder Tax Managed Growth Fund, investing in medium- to large-sized U.S. companies, and Scudder Tax Managed Small Company Fund, which invests in stocks of small U.S. companies. Using a combination of quantitative and fundamental research, the funds focus on companies with strong earnings growth, reasonable valuations, and favorable risk profiles. Both funds strive to maximize after-tax returns by systematically taking into account the tax implications of portfolio transactions and seeking to offset capital gains by realizing losses when appropriate. Please see pages 25 through 26 for more information on Scudder products and services.

     As always, please call a Scudder Investor Information representative at 1-800-225-2470 if you have questions about your Fund, or visit our Web site at www.scudder.com. Thank you for choosing Scudder Limited Term Tax Free Fund to help meet your investment needs.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Limited Term Tax Free Fund

                     3 - Scudder Limited Term Tax Free Fund

                    Performance Update as of October 31, 1998

----------------------
Fund Index Compairsons
----------------------
                                    Total Return
   ---------------------------------------------------
   Period Ended   Growth of                    Average
   10/31/98       $10,000        Cumulative    Annual
   ---------------------------------------------------
   Scudder Limited Term Tax Free Fund
   ---------------------------------------------------
   1 Year         $  10,537         5.37%       5.37%
   Life of Fund*  $  12,621        26.21%       5.07%
   ---------------------------------------------------
   Lehman Brothers Municipal Bond Index (3 year)
   ---------------------------------------------------
   1 Year         $  10,572         5.72%       5.72%
   Life of Fund*  $  12,663        26.63%       5.18%
   ---------------------------------------------------

* The Fund commenced operation on February 15, 1994. Index comparisons begin February 28, 1994.

------------------------------
Growth of a $10,000 Investment
------------------------------

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE
CHART DATA:

                     Lehman Brothers Municipal       Scudder Limited Term
                     Bond Index (3 year)             Tax Free Fund
                     -------------------------       --------------------

                  2/94*      10000                          10000
                  4/94        9936                           9965
                 10/94       10058                          10099
                  4/95       10401                          10464
                 10/95       10862                          10901
                  4/96       11051                          11071
                 10/96       11352                          11373
                  4/97       11561                          11551
                 10/97       11978                          12044
                  4/98       12204                          12220
                 10/98       12663                          12690

The 3-year Lehman Brothers Municipal Bond Index is an unmanaged, market-value-weighted measure of the short-term municipal bond market and includes bonds with maturities of two to three years. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect fees or expenses.


---------------------------------
Returns and Per Share Information
---------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

Yearly periods ended October 31

                                      1994*   1995    1996    1997    1998
---------------------------------------------------------------------------
Net Asset Value                      $11.67  $12.01  $11.98  $12.12  $12.26
---------------------------------------------------------------------------
Income Dividends                     $  .38  $  .56  $  .53  $  .52  $  .50
---------------------------------------------------------------------------
Capital Gains Distributions          $   --  $   --  $  .01  $  .02  $  .01
---------------------------------------------------------------------------
Fund Total Return (%)                   .44    7.94    4.33    5.89    5.37
---------------------------------------------------------------------------
Index Total Return (%)                  .56    8.01    4.51    5.51    5.72
---------------------------------------------------------------------------

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total returns for the one year and life of Fund periods would have been lower.

* The Fund commenced operation on February 15, 1994. Index comparisons begin February 28, 1994.


                     4 - Scudder Limited Term Tax Free Fund

                    Portfolio Summary as of October 31, 1998

Diversification
---------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      Hospital/Health                16%
      State General Obligation       16%
      Core Cities/Lease              16%
      School District/Lease          15%
      Electric Utility Revenue        9%
      Port/Airport Revenue            6%
      Water/Sewer Revenue             5%
      Pollution Control/
      Industrial Development          4%
      County General Obligation/Lease 3%
      Housing Finance Authority       3%
      Miscellaneous Municipal         7%
   --------------------------------------
                                    100%
   --------------------------------------

The Fund is broadly diversified, with holdings in several categories of revenue and general obligation bonds.


Quality
-------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      AAA                            59%
      AA                             14%
      A                              19%
      BBB                             8%
   --------------------------------------
                                    100%
   --------------------------------------
   Weighted average quality: AA

Overall portfolio credit quality remains high, with over 70% of the Fund's holdings rated AAA or AA


Effective Maturity
------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      Less than 1 year                3%
      1 - 5 years                    63%
      5 - 10 years                   34%
   --------------------------------------
                                    100%
   --------------------------------------
   Weighted average effective maturity:
   4.07 years

During the most recent fiscal year, we focused on two- to three-year and five- to seven-year bonds to take advantage of higher yields and what we felt were the most promising capital appreciation opportunities within the Fund's range of acceptable maturities.


For more complete details about the Fund's investment portfolio, see page 10. A quarterly Fund Summary and Portfolio Holdings are available upon request.


                     5 - Scudder Limited Term Tax Free Fund

                         Portfolio Management Discussion

Dear Shareholders,

In the face of heightened volatility in most of the world's financial markets, Scudder Limited Term Tax Free Fund registered gains over its most recent fiscal year ended October 31, 1998. The Fund posted a 5.37% total return over the 12 months ended October 31, surpassing the 5.16% average performance of 30 similar short-term tax free funds as compiled by Lipper Analytical Services, Inc. As of October 31, the Fund's 30-day net annualized SEC yield was 3.23%, equal to a 5.35% taxable yield for investors in the top federal income tax bracket.

                           Bonds Provided a Safe Haven

Investors worldwide went in search of a relative "safe haven" in the form of U.S. Treasury bonds during the period, as a series of dramatic financial crises rocked the global markets. In the international capital markets, the most damaging developments were Russia's economic collapse -- including its short-term debt default and ruble devaluation, Japan's failure to initiate needed banking reform and climb out of recession, and Brazil's continuing currency crisis. The Federal Reserve lowered short-term interest rates by one quarter of a percentage point on September 29 in an attempt to restore order to worldwide financial markets. Initial reaction from market participants was that the Fed's action was insufficient, driving even more investors to Treasury bonds. A subsequent interest rate reduction by the Fed along with mixed economic signals left investors wondering about the future direction of short-term interest rates. On the domestic front, the U.S. stock market continually advanced to new highs until late July, when it succumbed to pressure from overseas, as well as a series of domestic earnings disappointments. The near collapse of the Long Term Capital Management hedge fund also contributed to a sharp rise in Treasury bond prices.

As is typically true during a strong Treasury bond rally, prices of municipal bonds did not keep up. During the 12-month period, 5-year Treasury bond yields declined approximately one and one half of a percentage point and their prices rose 6.5%. Over the same time frame, 5-year AAA-rated municipal bond yields declined approximately one half of a percentage point, and their prices rose 2%. Two factors were most responsible for the disparity in performance between the Treasury and municipal markets: first, the "flight to quality" from stocks, emerging market bonds, and corporate bonds into Treasuries; second, the heavy supply of new tax-exempt issues from January through October 1998. Municipal supply is expected to reach approximately $282 billion in 1998, which would be second only to 1993's total of $292 billion over the past ten years.

Partly because they have lagged in performance, municipal bonds are currently attractively valued, as indicated by the fact that the ratio of municipal yields to Treasury yields on bonds of similar maturity is by far the highest it has been in 10 years. If, as we expect, Treasury yields remain low, the tendency would be for municipal yields to decline and prices to rise, restoring a more typical relationship between municipals and Treasuries.


                     6 - Scudder Limited Term Tax Free Fund

                     Tax-Free Income and Below-Average Risk

Scudder Limited Term Tax Free Fund is designed to deliver tax-free income with below-average price risk through investments primarily in municipal bonds with effective maturities between one and ten years. The Fund seeks higher income than is typically available from tax-free money market investments and less share price fluctuation than is found in intermediate- and long-term tax-free bonds. The Fund's professional management, economies of scale, liquidity, dividend reinvestment, and ability to diversify its assets continue to offer advantages compared with the holding of individual municipal bonds.

Over the Fund's most recent fiscal year the Fund emphasized tax-exempt bonds with maturities of two to three years and five to seven years. We did this to take advantage of higher yields and what we felt were the most promising opportunities for capital appreciation within the Fund's range of acceptable maturities. Throughout the Fund's fiscal year, we also emphasized high quality bonds when making new purchases: High quality bonds generally represented attractive value, while yields on bonds of lower quality were not sufficiently high to make it worthwhile to incur additional credit risk. The Fund's overall credit quality remains high, with over 70% of the bonds in the Fund's portfolio rated AAA or AA. Lastly, we continued to emphasize premium bonds (96% of the Fund's portfolio as of October 31), which generally exhibit less interest rate sensitivity than bonds priced at par.


                     7 - Scudder Limited Term Tax Free Fund

                                     Outlook

The Federal Reserve enacted its two most recent reductions in the Fed Funds Rate both to promote global economic stability and to keep the U.S. economy from sliding into a recession. If the Fed sees the need to act on either front over the coming months and cut interest rates further, municipal bonds with maturities of seven years or less should benefit.

We will continue to maintain a conservative investment strategy by keeping the Fund's credit quality at a high level, holding premium bonds, and diversifying broadly. We will also search for attractive value by weighing the maturity characteristics, credit quality, income potential, and call protection of each bond we consider adding to the Fund's portfolio. Thank you for investing with us.

Sincerely,

Your Portfolio Management Team

/s/M. Ashton Patton        /s/K. Sue Cote

M. Ashton Patton           K. Sue Cote


                              Scudder Limited Term
                                 Tax Free Fund:
                          A Team Approach to Investing

     Scudder Limited Term Tax Free Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging our extensive resources.

     M. Ashton Patton, Lead Portfolio Manager, has overseen the Fund's investment strategy and daily operation since the Fund was introduced in 1994. Ms. Patton joined the Adviser in 1990 as a portfolio manager.
     K. Sue Cote, Portfolio Manager since 1998, joined the Adviser in 1983 as a research assistant and has been a portfolio manager since 1986.


                     8 - Scudder Limited Term Tax Free Fund

                      Glossary of Investment Terms

BOND An interest-bearing security issued by the federal, state, or local government or a corporation that obligates the issuer to pay the bondholder a specified amount of interest for a stated period -- usually a number of years -- and to repay the face amount of the bond at its maturity date.

GENERAL OBLIGATION BOND    A municipal bond backed by the "full faith
                           and credit" (including the taxing and further borrowing power) of the city, state, or agency that issues the bond. A general obligation bond is repaid with the issuer's general revenue and borrowings.

INFLATION                  An overall increase in the prices of goods and
                           services, as happens when business and consumer spending increases relative to the supply of goods available in the marketplace-- in other words, when too much money is chasing too few goods. High inflation has a negative impact on the prices of fixed-income securities.

MUNICIPAL BOND             An interest-bearing debt security issued by
                           a state or local government entity.

NET ASSET VALUE (NAV)      The price per share of a mutual fund based on the
                           sum of the market value of all the securities owned by the fund divided by the number of outstanding shares.

TAXABLE EQUIVALENT YIELD   The level of yield a fully taxable instrument
                           would have to provide to equal that of a tax-free municipal bond on an after-tax basis.

30-DAY SEC YIELD           The standard yield reference for bond funds, based
                           on a formula prescribed by the SEC. This annualized yield calculation reflects the 30-day average of the income earnings of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.

TOTAL RETURN               The most common yardstick to measure the
                           performance of a fund. Total return --
                           annualized or compound -- is based on a
                           combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.


(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)


                     9 - Scudder Limited Term Tax Free Fund

                   Investment Portfolio as of October 31, 1998

                                                                                                    Credit
                                                                                   Principal      Rating (b)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------

Short-Term Municipal Investments 2.0%
------------------------------------------------------------------------------------------------------------------------------
Alabama
North Alabama, Environmental Improvement Authority, Pollution Control
  Revenue, 3.65%, 12/1/2000* ...................................................  1,600,000          A               1,600,000
Indiana
Madison County, IN, Hospital Authority, Holy Cross Health System, 6.3%,
  12/1/1998 (c) ................................................................  1,000,000          AAA             1,002,710
------------------------------------------------------------------------------------------------------------------------------
Total Short-Term Municipal Investments (Cost $2,600,573)                                                             2,602,710
------------------------------------------------------------------------------------------------------------------------------

Intermediate-Term Municipal Investments 98.0%
------------------------------------------------------------------------------------------------------------------------------
Arizona
Central Arizona Water Conservation District:
  Central Arizona Project, Prerefunded 11/1/2000, 7.5%, 11/1/2005*** ...........  1,000,000          AAA             1,096,140
  Contract Revenue, Prerefunded 5/1/2001, Series 1991 B, 6.5%, 11/1/2011*** ....  1,195,000          AAA             1,299,096
Arkansas
Rogers, AR, Sales and Use Tax Revenue, Series 1996, 5%, 11/1/2015 ..............    795,000          AA                806,838
California
Foothill/Eastern Transportation Corridor Agency, CA, Toll Road Revenue,
  Senior Lien, Series A, Zero Coupon, 1/1/2005 .................................  1,000,000          BBB               751,710
Orange County, CA, Recovery Notes, Series A, 6.5%, 6/1/2005 (c) ................  1,665,000          AAA             1,916,332
Sacramento, CA, Cogeneration Project Revenue, Proctor & Gamble Project,
  Series 1995, 7%, 7/1/2004 ....................................................  1,000,000          BBB             1,139,340
Colorado
Boulder County, Co, Industrial Development, Revenue Refunding, May Department
  Stores, Colorado Project, Series 1992, 6.25%, 9/1/2007 .......................  1,250,000          A               1,327,775
Castle Rock Ranch, CO, Public Improvements Authority, Public Facilities
  Revenue, Series 1996, 5.9%, 12/1/2003 ........................................  1,475,000          AA              1,601,349
Delaware
Delaware State Health Facilities Authorities Revenue Bonds, Medical Center of
  Delaware, Series 1989, 7%, 10/1/2003 (c) .....................................  1,500,000          AAA             1,580,730
Delaware, General Obligation, Series 1991, Prerefunded 4/1/2001, 6.6%,
  4/1/2010*** ..................................................................  1,700,000          AAA             1,849,107
District of Columbia
District of Columbia, General Obligation:
  Series A, 5.625%, 6/1/2002 (c) ...............................................    110,000          AAA               116,895
  Series A, 5.625%, 6/1/2002 (c) ...............................................  1,390,000          AAA             1,471,051
  Series D, 5.25%, 12/1/2003 (c) ...............................................     40,000          AAA                42,548
  Series D, 5.25%, 12/1/2003 (c) ...............................................    960,000          AAA             1,015,603


    The accompanying notes are an integral part of the financial statements.

                     10 - Scudder Limited Term Tax Free Fund

                                                                                                    Credit
                                                                                   Principal      Rating (b)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Florida
Dade County, FL, Port Authority Revenue, Series 1968 C, 5.5%, 10/1/2007 ........  4,490,000          AAA             4,729,317
Georgia
Municipal Electric Authority of Georgia, Power Revenue, 6.6%, 1/1/2001 (c) .....  1,000,000          AAA             1,061,490
Henry County, GA, School District Revenue, 5%, 9/1/2001 (c) ....................  3,670,000          AAA             3,810,194
Illinois
Berwyn, IL, MacNeal Memorial Hospital, Association Project, Series 1995,
  5.5%, 6/1/2001 (c) ...........................................................  2,795,000          AAA             2,915,800
Chicago, IL, General Obligation, Tender Note, Series C, 6.25%, 10/31/2002 (c) ..  3,450,000          AAA             3,763,605
Cook County, IL, Community High School District #219, Niles Township,
  Series 1998, Zero Coupon, 12/1/2006 (c) ......................................  2,360,000          AAA             1,675,693
Illinois Health Facilities Authority:
  Edgewater Medical Center, Series A, 4.7%, 7/1/2031 ...........................  2,275,000          AA              2,311,195
  Methodist Medical Center, Revenue Bond, 5.5%, 11/15/2004 (c) .................  1,245,000          AAA             1,338,798
  Revenue Refunding, Sherman Hospital Project, 6.5%, 8/1/2001 (c) ..............  1,025,000          AAA             1,102,090
Springfield, IL, Electric Revenue, Junior Lien, Series 1995, 6%, 3/1/2004 (c) ..  1,500,000          AAA             1,644,285
Indiana
Indiana Health Facility Finance Authority, Hospital Revenue, Ancilla Systems
  Inc., Series A, 5.875%, 7/1/2002 (c) .........................................  1,000,000          AAA             1,069,680
Indiana Housing Finance Authority, Single Family Mortgage Revenue, Series
  1995 C-1, 5.25%, 7/1/2012 ....................................................  1,890,000          AAA             1,931,807
Iowa
Cedar Rapids, IA, Hospital Facilities Revenue:
  5.65%, 8/15/2002 (c) .........................................................    490,000          AAA               523,629
  St. Luke's Methodist Hospital, 5.65%, 8/15/2002 (c) ..........................    760,000          AAA               808,617
Des Moines, IA, Hospital Revenue, Revenue Refunding Bond, Des Moines General
  Hospital Project, Series 1996 A, 6%, 11/15/2002 ..............................  1,750,000          AA              1,886,833
Louisiana
Jefferson Parish, LA, School Board Sales & Use Tax Revenue, ETM, Series 1986
  A, 7.25%, 2/1/2001** .........................................................  6,135,000          A               6,610,708
Louisiana State, General Obligation, Series 1996 A, 6%, 8/1/2002 (c) ...........  1,000,000          AAA             1,077,650
Maryland
Montgomery County, MD, Public Improvement, Series 1994 A, 5.5%, 10/1/2002 ......  1,000,000          AAA             1,068,660
Massachusetts
New England Education Loan Marketing Corporation, Massachusetts Student Loan
  Revenue Refunding, Series D, 6.2%, 9/1/2000 ..................................  2,000,000          AAA             2,084,020


    The accompanying notes are an integral part of the financial statements.

                     11 - Scudder Limited Term Tax Free Fund

                                                                                                    Credit
                                                                                   Principal      Rating (b)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Nevada
Clark County, NV, Airport Revenue, Subordinate Lien, Series A, 5%,
  7/1/2003 (c) .................................................................  2,000,000          AAA             2,097,340
New Hampshire
New Hampshire Higher Education & Health Facilities Authority, St. Josephs
  Hospital, 5.65%, 1/1/2004 ....................................................  1,095,000          AAA             1,174,333
New Jersey
New Jersey State Turnpike Authority, Series C, Revenue Bond, 5.2%, 1/1/2008 ....  1,395,000          AAA             1,457,608
New York
New York City, NY, General Obligation:
  Series 1991 A, 3%, 8/15/2002 (c) .............................................  1,000,000          AAA               975,760
  Series 1995 B, 6.75%, 8/15/2003 ..............................................  6,000,000          A               6,707,520
  Series 1996 A, 6.75%, 8/1/2004 ...............................................  1,500,000          A               1,700,925
  Series 1995 D, 6.5%, 2/15/2005 ...............................................  1,315,000          A               1,478,284
  Series 1996 I, 6.5%, 3/15/2005 ...............................................  1,575,000          A               1,772,852
  Series 1997 I, 6.25%, 4/15/2006 ..............................................  1,000,000          A               1,123,950
New York State Dormitory Authority, State University Educational Facility,
  Series A, 6.5%, 5/15/2004 ....................................................  1,000,000          A               1,121,030
New York State Medical Care Facilities, Finance Agency:
  Mount Sinai Hospital, Series 1983, 5.95%, 8/15/2009 ..........................    840,000          AAA               887,720
  Secured Hospital Revenue Bond, Wyckoff Heights Medical Center, Series 1991
   A, Prerefunded 8/15/2001, 7.4%, 8/15/2021*** ................................  3,000,000          AAA             3,352,170
New York State Urban Development Corporation Project, Onondaga County
  Convention Center:
   6%, 1/1/2004 ................................................................  1,445,000          BBB              1,571,640
   6%, 1/1/2005 ................................................................  1,535,000          BBB              1,683,695
Syracuse, NY, Industrial Development Agency, Pilot Revenue Bond, Series 1995,
  5.125%, 10/15/2002 ...........................................................  1,500,000          AA              1,558,920
North Carolina
Charlotte, NC, Water & Sewer, 4.75%, 2/1/2001 ..................................  3,310,000          AAA             3,402,846
North Carolina Municipal Power Agency #1, Catawaba Electric Revenue,
  5.75%, 1/1/2002 (c) ..........................................................  1,150,000          AAA             1,218,069
Ohio
Ohio Building Authority Revenue, Arts Faculties Building Fund, Series A,
  5.5%, 10/1/2003 ..............................................................  1,000,000          AA              1,075,130
Pennsylvania
Delaware County, PA, Industrial Development Authority, Resource Recovery
  Facility, Series 1997 A, 6.1%, 1/1/2005 ......................................  2,000,000          A               2,151,840


    The accompanying notes are an integral part of the financial statements.

                     12 - Scudder Limited Term Tax Free Fund

                                                                                                    Credit
                                                                                   Principal      Rating (b)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Rhode Island
Rhode Island, Consolidated Capital Development Loan, General Obligation,
  Series 1996, 6%, 8/1/2003 (c) ................................................  1,690,000          AAA             1,849,401
Tennessee
Metropolitan Government Nashville & Davidson County, TN, General Obligation,
  Prerefunded 5/15/2002, 6.125%, 5/15/2019*** ..................................  1,000,000          AAA             1,097,350
Texas
Austin, TX, Independent School District, Guaranteed General Obligation,
  8.125%, 8/1/2001 .............................................................  1,000,000          AAA             1,116,861
Austin, TX, Utility System Revenue, Series A:
  6.3%, 11/15/2001 (c) .........................................................    365,000          AAA               392,978
  6.3%, 11/15/2001 (c) .........................................................    635,000          AAA               682,828
Ector County, TX, Hospital District Revenue, Series 1997, 5.5%, 4/15/2003 (c) ..  1,000,000          AAA             1,062,780
Plano, TX, Independent School District, General Obligation, 6%, 2/15/2004 ......  4,790,000          AAA             5,259,228
Richardson, TX, Hospital Authority Refunding and Improvement, Richardson
  Medical Center, Series 1993, 6.5%, 12/1/2012 .................................    920,000          BBB               988,678
Texas Department of Housing & Community Affairs, Single-Family Mortgage
  Revenue, Series B, 5.5%, 3/1/2011 (c) ........................................  1,520,000          AAA             1,574,553
Utah
Utah State, General Obligation, Series 1997, 5.5%, 7/1/2007 ....................  2,000,000          AAA             2,217,840
Virgin Islands
Virgin Islands, General Obligation, Public Finance Authority, Matching Fund
  Loan Notes, Series A, 6.9%,10/1/2001 .........................................  1,000,000          BBB             1,091,040
Virgin Islands, Revenue Bond, Public Finance Authority, 5.5%, 10/1/2005 ........  1,000,000          BBB             1,061,910
Virginia
Virginia State Public School Authority, Series B, General Obligation,
  Prerefunded 8/1/2004, 6.5%, 8/1/2015*** ......................................  3,000,000          AA              3,441,270
Washington
Lewis County, WA, Public Utility District 1, Cowlitz Falls Hydroelectric
  Project, Series 1991, Prerefunded 10/1/2001, 7%, 10/1/2022*** ................  1,430,000          AAA             1,588,473
Washington Public Power Supply System, Nuclear Project #2, Refunding Revenue:
  Series C, 7.3%, 7/1/2000 .....................................................  1,300,000          AA              1,376,674
  Series A, 6.3%, 7/1/2001 .....................................................  1,000,000          AA              1,064,610
  Series 1992 A, 5.7%, 7/1/2002 ................................................  1,550,000          AA              1,646,612
West Virginia
Wayne County, WV, Industrial Development, Atlantic Richfield Company Project,
  11.75%, 12/1/2001 ............................................................    495,000          A                 610,310


    The accompanying notes are an integral part of the financial statements.

                     13 - Scudder Limited Term Tax Free Fund

                                                                                                    Credit
                                                                                   Principal      Rating (b)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Wisconsin
Milwaukee, WI, Metropolitan Sewer District Revenue, Series A, 6.7%, 10/1/2001 ..  1,000,000          AA              1,084,280
Wisconsin Health and Education Facilities Authority, St. Luke's Medical
  Center, 6.6%, 8/15/2001 (c) ..................................................  1,745,000          AAA             1,882,506
------------------------------------------------------------------------------------------------------------------------------
Total Intermediate-Term Municipal Investments (Cost $119,859,931)                                                  125,030,399
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $122,460,504) (a)                                                       127,633,109
------------------------------------------------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $122,460,504. At October 31, 1998, net unrealized appreciation for all securities based on tax cost was $5,172,605. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $5,172,605.

(b) All of the securities held have been determined to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are assigned by either Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc.

(c)   Bond is insured by one of these companies: AMBAC, FGIC, FSA, or MBIA.

* Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

*** Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury Securities which are held in escrow and are used to pay principal and interest on tax-exempt issue and to retire the bonds in full at the earliest refunding date.


    The accompanying notes are an integral part of the financial statements.

                     14 - Scudder Limited Term Tax Free Fund

                             Financial Statements

                      Statement of Assets and Liabilities
                            as of October 31, 1998

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $122,460,504) ...................  $ 127,633,109
                 Cash ....................................................................         71,998
                 Receivable for investments sold .........................................         75,000
                 Interest receivable .....................................................      1,871,781
                 Receivable for Fund shares sold .........................................         39,400
                 Other assets ............................................................          2,662
                                                                                            ----------------
                 Total assets ............................................................    129,693,950
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Dividends payable .......................................................        248,187
                 Payable for Fund shares redeemed ........................................        138,690
                 Accrued management fee ..................................................         59,397
                 Other payables and accrued expenses .....................................         73,539
                                                                                            ----------------
                 Total liabilities .......................................................        519,813
                --------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 129,174,137
                --------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Unrealized appreciation on investments ..................................      5,172,605
                 Accumulated net realized gain (loss) ....................................       (154,566)
                 Paid-in capital .........................................................    124,156,098
                --------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 129,174,137
                --------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                    ($129,174,137 /10,536,316 outstanding shares of beneficial              ----------------
                    interest, $.01 par value, unlimited number of shares authorized) .....         $12.26
                                                                                            ----------------


    The accompanying notes are an integral part of the financial statements.

                     15 - Scudder Limited Term Tax Free Fund

                             Statement of Operations
                           year ended October 31, 1998

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Interest ................................................................  $   6,452,037
                                                                                            ----------------

                 Expenses:
                 Management fee ..........................................................        794,767
                 Custodian and accounting fees ...........................................         65,451
                 Services to shareholders ................................................         76,305
                 Trustees' fees and expenses .............................................         43,170
                 Registration fees .......................................................         26,770
                 Auditing ................................................................         30,448
                 Legal ...................................................................          6,858
                 Reports to shareholders .................................................         21,248
                 Amortization of organization expense ....................................          8,388
                 Other ...................................................................          7,625
                                                                                            ----------------
                 Total expenses before expense reductions ................................      1,081,030
                 Expense reductions ......................................................        (86,875)
                                                                                            ----------------
                 Expenses, net ...........................................................        994,155
                --------------------------------------------------------------------------------------------
                 Net investment income ...................................................      5,457,882
                --------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from investments ...............................       (139,113)
                 Net unrealized appreciation (depreciation) on investments during the
                    period ...............................................................      1,558,802
                --------------------------------------------------------------------------------------------
                 Net gain (loss) on investments                                                 1,419,689
                --------------------------------------------------------------------------------------------

                --------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $   6,877,571
                --------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                     16 - Scudder Limited Term Tax Free Fund

                       Statements of Changes in Net Assets

                                                                               Years Ended October 31,
Increase (Decrease) in Net Assets                                              1998              1997
----------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income .................................  $  5,457,882      $  5,201,534
                 Net realized gain (loss) on investments ...............      (139,113)           75,394
                 Net unrealized appreciation (depreciation) on
                 investments during the period .........................     1,558,802         1,386,314
                                                                          ----------------  ----------------
                 Net increase in net assets resulting from operations ..     6,877,571         6,663,242
                                                                          ----------------  ----------------
                 Distributions to shareholders from:
                 Net investment income .................................    (5,457,882)       (5,201,534)
                                                                          ----------------  ----------------
                 Net realized gains ....................................       (57,180)         (205,773)
                                                                          ----------------  ----------------
                 Fund share transactions:
                 Proceeds from shares sold .............................    68,479,028        46,364,831
                 Net asset value of shares issued to shareholders in
                 reinvestment of distributions .........................     2,328,280         2,206,361
                 Cost of shares redeemed ...............................   (59,872,051)      (56,611,187)
                                                                          ----------------  ----------------
                 Net increase (decrease) in net assets from Fund share
                    transactions .......................................    10,935,257        (8,039,995)
                                                                          ----------------  ----------------
                 Increase (decrease) in net assets .....................    12,297,766        (6,784,060)
                 Net assets at beginning of period .....................   116,876,371       123,660,431
                                                                          ----------------  ----------------
                 Net assets at end of period ...........................  $129,174,137      $116,876,371
                                                                          ----------------  ----------------
Other Information
----------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period .............     9,639,451        10,318,550
                                                                          ----------------  ----------------
                 Shares sold ...........................................     5,627,934         3,856,337
                 Shares issued to shareholders in reinvestment of
                    distributions ......................................       191,473           183,612
                 Shares redeemed .......................................    (4,922,542)       (4,719,048)
                                                                          ----------------  ----------------
                 Net increase (decrease) in Fund shares ................       896,865          (679,099)
                                                                          ----------------  ----------------
                 Shares outstanding at end of period ...................    10,536,316         9,639,451
                                                                          ----------------  ----------------


    The accompanying notes are an integral part of the financial statements.

                     17 - Scudder Limited Term Tax Free Fund

                             Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                                            For the Period
                                                                                                             February 15,
                                                                                                                 1994
                                                                                                             (commencement
                                                                                                            of operations)
                                                                      Years Ended October 31,               to October 31,
                                                              1998        1997        1996       1995            1994
----------------------------------------------------------------------------------------------------------------------------
                                                           -----------------------------------------------------------------
Net asset value, beginning of period .....................  $ 12.12     $ 11.98     $ 12.01    $ 11.67         $12.00
Income from investment operations:                         -----------------------------------------------------------------
Net investment income ....................................      .50         .52         .53        .56            .38
Net realized and unrealized gain (loss) on investments ...      .15         .16        (.02)       .34           (.33)
                                                           -----------------------------------------------------------------
Total from investment operations .........................      .65         .68         .51        .90            .05
                                                           -----------------------------------------------------------------
Less distributions from:
Net investment income ....................................     (.50)       (.52)       (.53)      (.56)          (.38)
Net realized gain on investment transactions .............     (.01)       (.02)       (.01)        --             --
                                                           -----------------------------------------------------------------
Total distributions ......................................     (.51)       (.54)       (.54)      (.56)          (.38)
                                                           -----------------------------------------------------------------

                                                           -----------------------------------------------------------------
Net asset value, end of period ...........................  $ 12.26     $ 12.12     $ 11.98    $ 12.01         $11.67
                                                           -----------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (a) .....................................     5.37        5.89        4.33       7.94            .44**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ...................      129         117         124        122             68
Ratio of operating expenses, net to average daily net
  assets (%) .............................................      .75         .75         .63        .23             --
Ratio of operating expenses before expense reductions,
  to average daily net assets (%) ........................      .82         .83         .82        .85           1.29*
Ratio of net investment income to average daily net
  assets (%) .............................................     4.12        4.32        4.46       4.78           4.84*
Portfolio turnover rate (%) ..............................     23.2        17.8        37.7       37.5           36.3*

(a) Total returns would have been lower had certain expenses not been reduced.
*   Annualized
**  Not annualized


                     18 - Scudder Limited Term Tax Free Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Limited Term Tax Free Fund (the "Fund") is a diversified series of Scudder Tax Free Trust, a Massachusetts business trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. There are currently two series in the Trust.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

Amortization and Accretion. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required.

At October 31, 1998, the Fund had a net tax basis capital loss carryforward of approximately $140,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006, whichever occurs first.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Organization Costs. Costs incurred by the Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.


                    19 - Scudder Limited Term Tax Free Fund

Other. Investment transactions are accounted for on a trade date basis. Distributions of net realized gains to shareholders are recorded on the ex-dividend date. Interest income is accrued pro rata to the earlier of the call or maturity date.

                      B. Purchases and Sales of Securities

For the year ended October 31, 1998, purchases and sales of investments (excluding short-term) aggregated $45,151,971 and $28,658,201, respectively.

                               C. Related Parties

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between the Fund and Scudder Kemper was approved by the Fund's Board of Trustees and by the Fund's Shareholders. The Management Agreement, which was effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund. The Adviser agreed to maintain the annualized expenses at 0.75% of average daily net assets until February 28, 1999. For the year ended October 31, 1998, the Adviser imposed fees amounting to $707,892 and the portion not imposed amounted to $86,875 at October 31, 1998.

Under the Management Agreement with Scudder Kemper, the Fund agrees to pay the Adviser a fee equal to an annual rate of 0.60% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement.

On September 7, 1998, Zurich Insurance Company ("Zurich"), majority owner of the Adviser, entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Fund's investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Trustees of the Fund has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former investment management agreement, except for the dates of execution and termination. The Board of Trustees of the Fund will seek shareholder approval of the new investment management agreement through a proxy solicitation that is currently scheduled to conclude in mid-December.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended October 31, 1998, the amount charged to the Fund by SSC aggregated $44,864 of which $3,827 was unpaid at October 31, 1998.


                    20 - Scudder Limited Term Tax Free Fund

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended October 31, 1998, the amount charged to the Fund by SFAC aggregated $40,937 of which $6,584 was unpaid at October 31, 1998.

The Trust pays each Trustee not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the year ended October 31, 1998, Trustees' fees and expenses charged to the Fund aggregated $43,170.


                    21 - Scudder Limited Term Tax Free Fund

                        Report of Independent Accountants

To the Trustees of Scudder Tax Free Trust and to the Shareholders of Scudder Limited Term Tax Free Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Limited Term Tax Free Fund (the "Fund") at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


Boston, Massachusetts                                PricewaterhouseCoopers LLP

December 4, 1998


                    22 - Scudder Limited Term Tax Free Fund

                                 Tax Information

Of the dividends paid by the Scudder Limited Term Tax Free Fund from net investment income for the taxable year ended October 31, 1998, 100% are constituted as exempt interest dividends for federal income tax purposes.

The Fund paid distributions of $.006 per share from net long-term capital gains during its year ended October 31, 1998 of which 38.8% represents 20% rate gains.

Please consult a tax adviser if you have any questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Investor Relations Representative at 1-800-225-5163.


                    23 - Scudder Limited Term Tax Free Fund

                              Officers and Trustees

Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General
Manager, WGBH Educational
Foundation

Dawn-Marie Driscoll
Trustee; Executive Fellow, Center
for Business Ethics, Bentley
College; President, Driscoll
Associates

Peter B. Freeman
Trustee; Corporate Director and
Trustee

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern
University, College of Business
Administration

Kathryn L. Quirk*
Trustee, Vice President and
Assistant Secretary

Jean C. Tempel
Trustee; Managing Partner,
Technology Equity Partners

M. Ashton Patton*
Vice President

Donald C. Carleton*
Vice President

Thomas W. Joseph*
Vice President

Thomas F. McDonough*
Vice President and Secretary

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary


                        *Scudder Kemper Investments, Inc.

                     24 - Scudder Limited Term Tax Free Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series--
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series--
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                     25 - Scudder Limited Term Tax Free Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                     26 - Scudder Limited Term Tax Free Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                     27 - Scudder Limited Term Tax Free Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $230 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the United States.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

[LOGO]